SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 5, 1995


                          R
R NABISCO HOLDINGS CORP.
          (Exact name of registrant as specified in its charter)


       Delaware                     1-10215                  13-3490602
   (State or other             (Commission File            (IRS employer
   jurisdiction of                  number)                identification
    incorporation)                                               no.)


                               R
R NABISCO, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-6388                    56-0950247
   (State or other            (Commission File              (IRS employer
   jurisdiction of                  number)                 identification
    incorporation)                                               no.)



                          1301 Avenue of the Americas
                        New York, New York  10019-6013
                               (212) 258-5600
              (Address, including zip code, and telephone number, including area code, of the principal executive offices of
               R
R Nabisco Holdings Corp. and R
R Nabisco, Inc.)




Item 5.  Other Events

         On December 5, 1995, R
R Nabisco Holdings Corp. issued a press
release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

         On December 5, 1995, (i) the Board of Directors of amended
R
R Nabisco Holdings Corp.'s By-laws, a copy of which, as amended and restated, is attached as Exhibit 3.1., and (ii) the Board of Directors of R
R Nabisco, Inc. amended R
R Nabisco, Inc.'s By-laws, a copy of which, as amended and restated, is attached as Exhibit 3.2.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

               3.1   Amended and Restated By-laws of R
R Nabisco Holdings
                     Corp., as amended effective December 5, 1995.

               3.2   Amended and Restated By-laws of R
R Nabisco, Inc. as
                     amended effective December 5, 1995.

               99.1  Press Release of R
R Nabisco Holdings Corp. dated
                     December 5, 1995.






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   December 5, 1995               R
R NABISCO HOLDINGS CORP.
                                       R
R NABISCO, INC.


                                       By:  /s/
o-Ann Ford
                                           ___________________________________

o-Ann Ford
                                            Senior Vice President



                                 EXHIBIT INDEX


Exhibit
Number                     Description of Exhibit                         Page

3.1            Amended and Restated By-laws of R
R Nabisco Holdings        5
               Corp., as amended effective December 5, 1995.

3.2            Amended and Restated By-laws of R
R Nabisco, Inc.,          14
               as amended effective December 5, 1995.

99.1           Press Release of R
R Nabisco Holdings Corp. dated           20
               December 5, 1995.